UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG FUNDS I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2017 – SEPTEMBER 30, 2018

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

September 30, 2018

AMG Managers Brandywine Fund

Class I: BRWIX

AMG Managers Brandywine Blue Fund

Class I: BLUEX

amgfunds.com	093018 AR073

AMG Funds

Annual Report — September 30, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, ROSES AND THORNS AND SCHEDULES OF PORTFOLIO INVESTMENTS	4

AMG Managers Brandywine Fund	4

AMG Managers Brandywine Blue Fund	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	18

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	19

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	20

Detail of changes in assets for the past two fiscal years

Financial Highlights	21

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	23

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

OTHER INFORMATION	29

TRUSTEES AND OFFICERS	30

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	33

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Managers Brandywine Fund AMG Managers Brandywine Blue Fund

DEAR FELLOW SHAREHOLDER:

Buoyed by “remarkably positive” economic conditions, stocks extended their gains in the three months through September. Enthusiasm among investors swelled as year-over-year earnings continued to grow at the fastest pace in years.

AMG Managers Brandywine Fund rose 11.80 percent in the September quarter. The Russell 3000® and Russell 3000® Growth Indexes gained 7.12 and 8.88 percent. AMG Managers Brandywine Blue Fund increased 10.82 percent in the quarter as the Russell 1000® and Russell 1000® Growth Indexes added 7.42 and 9.17 percent. The S&P 500® Index gained 7.71 percent in the September quarter.

According to CNBC, the current bull market became the longest on record since World War II on August 22. Depending on the benchmark and criteria used, a minority still argues otherwise, but there’s no debating that the September quarter represented the continuation of something special.

A 0.76 percent decline in this year’s first quarter is the only setback that prevented the S&P 500® Index from posting a perfect record of quarterly gains over the past two-and-a-half years. There were no exceptions for the Russell 3000® Growth and Russell 1000® Growth Indexes, which over that stretch went 10 for 10 in gaining ground from one quarter to the next.

The persistent upside bias is evident even when the period is more than doubled. The S&P 500® Index declined in two quarters out of the 23 quarters that passed since 2012. The Russell 3000® Growth and Russell 1000® Growth Indexes declined in one quarter in that period.

The economic conditions cultivating continued optimism among investors were cited by the Federal Reserve Bank on September 26 when its Open Market Committee raised the federal funds rate by 0.25 percent. The Committee forecasts 3.1 percent growth in gross domestic product (GDP) this year followed by 2.5 percent in 2019.

The Federal Reserve Chairman’s words at an economic conference held the week after the interest rate hike were more telling than any figures. “This historically rare pairing of steady, low inflation and very low unemployment is a testament to the fact we remain in extraordinary times,” he said. “I was asked at last week’s news conference whether these forecasts are too good to be true—a reasonable question.”

Good times, indeed.

Brandywine gained ground in seven out of the nine economic sectors represented in its portfolio during the three months through September. The Fund outperformed the sector within the Russell 3000® Growth Index in six out of those nine instances. Brandywine Blue generated positive absolute returns in all seven sectors in its portfolio and outperformed its benchmark, the Russell 1000® Growth Index, in five of them.

Technology holdings comprised the largest position in both Funds and contributed the most to absolute results and performance relative to benchmarks. Semiconductor and software holdings were top performers.

Advanced Micro Devices was the top contributor in both Funds. The semiconductor company grew June-quarter revenue 53 percent, helping it earn $0.14 per share versus $0.02 the year before. Brandywine also held The Trade Desk. The company, which provides technology to manage digital advertising campaigns, grew revenue 54 percent in the June quarter. Earnings exceeded the consensus estimate by 38 percent.

Consumer discretionary holdings, representing the second largest position in both Funds, were the next most notable contributors to absolute performance. GrubHub, which operates a mobile food ordering platform, was a top contributor in both Funds. The company exceeded expectations with 92 percent June-quarter earnings growth and a 51 percent increase in revenue. Other standouts included Boot Barn Holdings for Brandywine and TJX Cos. for both Funds.

While consumer discretionary holdings were significant contributors to Brandywine’s relative performance (third largest influence), they were the biggest detractors from Brandywine Blue’s performance versus the Russell 1000® Growth Index. Weight Watchers was the primary reason Brandywine Blue’s contribution from consumer discretionary holdings fell short of the sector’s return. Investors were displeased with June-quarter subscriber growth.

Outside of technology, Brandywine Blue’s sector contributions were modest but broad. Brandywine, on the other hand, enjoyed a couple other concentrated areas of strength. Communication services holdings such as Match Group and health care holdings such as HMS Holdings provided an added boost.

Energy detracted from Brandywine’s September-quarter absolute and relative results. The portfolio’s exposure consisted of just one holding, which underperformed the sector. Delek US Holdings refines product pumped from the Permian Basin, where energy transport options were strained during a recent run up in oil prices. The demand gave Delek pricing leverage, but investors questioned the company’s ability to maintain it as customers announced plans to move production to other fields due to the Permian congestion.

For more information on companies that influenced September-quarter performance, please see Roses & Thorns on page 7 for Brandywine and page 14 for Brandywine Blue.

Technology, consumer discretionary and health care holdings represent the largest positions in the Brandywine Funds at the start of the December quarter. For more information on portfolio characteristics, please see page 6 for Brandywine and page 13 for Brandywine Blue.

Thank you for your confidence in the AMG Brandywine Funds. We’re committed to building on recent results on your behalf.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2018	Expense Ratio for the Period	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expenses Paid During the Period*
AMG Managers Brandywine Fund
Based on Actual Fund Return
Class I	1.09%	$1,000	$1,173	$5.94

Based on Hypothetical 5% Annual Return
Class I	1.09%	$1,000	$1,020	$5.52
AMG Managers Brandywine Blue Fund
Based on Actual Fund Return
Class I	1.14%	$1,000	$1,143	$6.12

Based on Hypothetical 5% Annual Return
Class I	1.14%	$1,000	$1,019	$5.77

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG Managers Brandywine Fund

Portfolio Manager’s Comments (unaudited)

Solid economic conditions and robust earnings growth combined to outshine all else in competing to influence market sentiment in the fiscal year. The stock market’s prolonged ascent continued in the 12 months through September 30, 2018, with some drama but, in the end, little lasting disruption.

AMG Managers Brandywine Fund employs an investment strategy that is based on the premise that earnings drive stock prices. While conceding that broader trends can influence stocks as a group for fleeting periods, this approach relies on investors to judge each company on its individual merits over the long haul.

We believe conditions in the fiscal year were good for the Fund’s earnings-driven investment strategy. Brandywine rose 25.92 percent during its fiscal year, posting positive absolute returns in each of the year’s four quarters.

The fiscal year got off to a good start in the final three months of 2017, when the prelude to and passage of the Tax Cuts and Jobs Act positively influenced investor spirits. The Federal Reserve Bank (the “Fed”) continued a running series of interest rate increases amid encouraging economic reports.

Committed as they were to end the year on a high note, investors still appeared to consider how both developments—tax cuts and interest rates—could rearrange fortunes in a bull market that might be due for some change. Technology stocks, which were high-profile leaders in recent years, still posted solid gains in the quarter but lost momentum in December as investors showed appreciation for lesser-loved sectors.

Still, the final quarter of 2017 was broadly positive, and a celebratory mood emerged to start 2018. The S&P 500® Index enjoyed its best January in 21 years. Just over a week into February, the index was in correction territory for the first time in two years as trade tensions and inflation fears increased.

The quarter was a bit of a rollercoaster ride, with most indexes reclaiming the ground they lost in the correction by the end of March. Economically sensitive sectors, including technology and consumer discretionary, led the comeback.

Volatility, however, would persist. The first day of trading ended as the worst on record for a second-quarter start since the Great Depression, according to Bloomberg. A budding trade war with China was the spark. While concerns resurfaced occasionally during the three months through June, optimism triumphed as investors got the chance to assess first-quarter earnings reports, the first reports to show the profit-boosting impact of reduced corporate tax rates. Technology and consumer discretionary holdings fared well again.

Positive momentum carried, even accelerated, into the September quarter, the final three months of the fiscal year. While continuing to raise interest rates in modest increments, the Fed described the economy in glowing terms. Second-quarter earnings reports, like the first-quarter’s tally, revealed some of the fastest earnings growth in years.

The three months through September represented the strongest quarter in the fiscal year. Again, companies from technology and consumer discretionary sectors stood out.

Technology and consumer discretionary holdings comprised Brandywine’s largest portfolio positions during the fiscal year. Technology holdings contributed the most to performance, generating roughly half of the Fund’s return. The sector also contributed the most to the Fund’s relative performance advantage versus the Russell 3000® Growth Index. Consumer discretionary holdings were the second greatest contributors to the Fund’s return, while ranking fifth in terms of the sector’s relative performance contribution.

Six out of nine sectors represented in the Fund generated positive performance in the fiscal year. Health care holdings followed technology in terms of relative performance contribution. Holdings from the industrial and energy sectors detracted the most from absolute and relative results. Performance from industrial holdings, which represented the portfolio’s fourth largest position and underperformed the sector, tempered the relative performance advantage the Fund generated in other sectors.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Brandywine Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Fund’s Class I shares on September 30, 2008, to a $10,000 investment made in the Russell 3000® Growth Index, Russell 3000® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Brandywine Fund and the Russell 3000® Growth Index, Russell 3000® Index and S&P 500 Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Fund[2,3,4,5,6,7]
Class I	25.92%	14.27%	7.69%

Russell 3000® Growth Index8, [11]	25.89%	16.23%	14.18%
Russell 3000® Index9, [11]	17.58%	13.46%	12.01%
S&P 500® Index10, [11]	17.91%	13.95%	11.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).

[2]

The Fund returns for all periods prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Fund, Inc., and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increase tax liability.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[7]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.
[9]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.
[10]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[11]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Brandywine Fund

Fund Snapshots (unaudited)

September 30, 2018

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Fund[1]	Russell 3000® Growth Index
Application Software	10.0%	3.9%
Internet & Direct Marketing Retail	8.5%	6.3%
Semiconductors	7.2%	3.5%
Data Processing & Outsourced Services	6.3%	5.9%
Interactive Home Entertainment	5.6%	0.7%
Life Sciences Tools & Services	5.4%	0.8%
Systems Software	5.1%	6.3%
Movies & Entertainment	4.8%	2.0%
Interactive Media & Services	4.4%	7.6%
Apparel Retail	4.3%	0.9%
Other Common Stock	36.6%	62.1%
Short-Term Investments[2]	5.9%	0.0%
Other Assets[3]	(4.1)%	0.0%

[1]	As a percentage of net assets.
[2]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[3]	Includes repayment of cash collateral on securities lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Amazon.com, Inc.	5.1	213.3
Microsoft Corp.	3.9	38.6
Advanced Micro Devices, Inc.	3.3	140.3
The Trade Desk, Inc., Class A	2.7	221.0
Salesforce.com, Inc.	2.5	110.0
Bio-Techne Corp.	2.4	77.2
Alphabet, Inc., Class A	2.4	75.6
NVIDIA Corp.	2.1	219.2
Match Group, Inc.	2.1	51.2
XPO Logistics, Inc.	2.1	13.5

Top Ten as a Group	28.6

PORTFOLIO MARKET CAPITALIZATION

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2019 vs 2018

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Brandywine Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2018

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$15.1	106.1%	Advanced Micro Devices Inc. (AMD)
		The semiconductor manufacturer reported June-quarter revenue of $1.8 billion, up 53 percent from the previous year on strong sales of its Ryzen processors. The company grew earnings to $0.14 per share from $0.02 per share in the year-ago period, exceeding the consensus estimate.
$9.2	60.9%	The Trade Desk Inc. (TTD)
		The provider of a technology platform for ad buyers grew June-quarter revenue 54 percent from the year-ago period to a company record of $112 million. Increased spending among existing clients and new customer wins both contributed to performance. Earnings rose 15 percent, exceeding expectations.
$6.9	17.8%	Amazon.com Inc. (AMZN)
		The provider of online shopping services reported June-quarter earnings of $5.07 per share versus $0.40 per share in the year-ago period, exceeding the consensus estimate. Amazon Web Services posted its third consecutive quarter of accelerating growth, increasing 49 percent. Advertising and operational efficiencies in the retail business were also key drivers.
$6.3	51.2%	Match Group Inc. (MTCH)
		The online dating and test preparation services provider earned $0.41 per share in the June quarter, up from $0.16 the year before and ahead of the consensus estimate. Revenue for the company’s Tinder mobile app jumped 136 percent, driven by 81 percent subscriber growth and 33 percent growth in revenue per user. Total revenue climbed 36 percent.
$5.9	38.0%	Bio-Techne Corp. (TECH)
		The company, which makes biotechnology reagents, instruments and clinical diagnostic controls, grew June-quarter earnings 23 percent, exceeding the consensus estimate. Revenue increased 15 percent through a combination of organic growth and contributions from acquisitions. The company’s advanced cell diagnostics platform increased sales 30 percent.

$Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$3.3	13.1%	Electronic Arts Inc. (EA)
		The video game maker reported June-quarter earnings of $0.15 per share, exceeding the consensus estimate. Shares declined when the company lowered revenue guidance by 6 percent due to a four-week delay in the launch of Battlefield V, reduced mobile expectations, and the impact of foreign exchange.
$2.4	19.1%	MasTec Inc. (MTZ)
		The infrastructure construction company earned $1.04 per share in the June quarter, topping the consensus estimate by a penny. Revenue fell short of expectations due to a slower-than-anticipated start of its Mountain Valley Pipeline project. We sold MasTec to fund a new opportunity.
$2.4	14.2%	Broadcom Inc. (AVGO)
		The semiconductor company beat expectations with 21 percent June-quarter earnings growth. Investor concerns over a proposed acquisition stoked volatility in the stock. We sold Broadcom to fund an opportunity with better visibility.
$2.0	15.4%	Delek US Holdings, Inc. (DK)
		The energy refining and distribution company earned $1.03 per share in the June quarter, rebounding from a $0.09 per share loss in the year-ago period. Shares fell after statistics showed slowing drilling activity in the Permian basin, an area to which Delek is broadly exposed.
$2.0	18.5%	Exact Sciences Corp. (EXAS)
		The diagnostics company, which focuses on the detection of colorectal cancer, declined after lower-than-expected shipment volume for its Cologuard test kits led to disappointing June-quarter revenue.

All gains/losses are calculated on an average cost basis from June 30, 2018 through September 30, 2018.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018, and is not intended as a forecast or guarantee of future results.

7

AMG Managers Brandywine Fund

Schedule of Portfolio Investments

September 30, 2018

Shares		Cost	Value
Common Stocks - 98.2%
Communication Services
	Interactive Home Entertainment - 5.6%
207,755	Activision Blizzard, Inc.	$11,084,770	$17,283,138
130,448	Electronic Arts, Inc.*	16,019,999	15,717,680
122,750	Take-Two Interactive Software, Inc.*	12,895,585	16,938,272
	Interactive Media & Services - 4.4%
17,429	Alphabet, Inc., Class A*	11,980,700	21,038,197
323,150	Match Group, Inc.*,1	12,374,874	18,713,617
	Movies & Entertainment - 4.8%
355,760	Liberty Media Corp.-Liberty Formula One, Class C*	12,659,711	13,230,715
42,587	Netflix, Inc.*	4,776,967	15,933,074
75,507	Spotify Technology SA (Sweden)*	11,833,402	13,653,931

Total Communication Services		93,626,008	132,508,624
	This sector is 41.5% above your Fund’s cost.
Consumer Discretionary
	Apparel Retail - 4.3%
287,901	Boot Barn Holdings, Inc.*	6,574,307	8,179,268
285,886	Foot Locker, Inc.	13,756,223	14,574,468
136,188	The TJX Cos., Inc.	11,933,268	15,255,780
	Apparel, Accessories & Luxury Goods - 2.6%
74,545	PVH Corp.	11,377,248	10,764,298
134,152	VF Corp.	12,562,226	12,536,504
	Footwear - 3.0%
105,275	Deckers Outdoor Corp.*	7,329,901	12,483,510
370,564	Wolverine World Wide, Inc.	10,364,579	14,470,524
	Homebuilding - 0.8%
29,431	Cavco Industries, Inc.*	5,114,547	7,446,043
	Internet & Direct Marketing Retail - 8.5%
22,755	Amazon.com, Inc.*	14,549,121	45,578,265
6,984	Booking Holdings, Inc.*	13,379,082	13,856,256
117,231	GrubHub, Inc.*	12,336,375	16,250,561
	Leisure Facilities - 3.1%
187,383	Six Flags Entertainment Corp.[1]	12,363,433	13,083,081
54,527	Vail Resorts, Inc.	12,051,311	14,963,299

Total Consumer Discretionary		143,691,621	199,441,857
	This sector is 38.8% above your Fund’s cost.
Consumer Staples
	Hypermarkets & Super Centers - 0.3%
101,223	BJ’s Wholesale Club Holdings, Inc.*	2,108,483	2,710,752
	Packaged Foods & Meats - 0.5%
88,303	B&G Foods, Inc.[1]	2,849,429	2,423,917

Shares		Cost	Value
17,060	Calavo Growers, Inc.[1]	$855,811	$1,647,996

Total Consumer Staples		5,813,723	6,782,665
	This sector is 16.7% above your Fund’s cost.
Energy
	Oil & Gas Refining & Marketing - 1.2%
260,822	Delek US Holdings, Inc.	12,211,650	11,066,678
	This sector is 9.4% below your Fund’s cost.
Financials
	Financial Exchanges & Data - 1.8%
93,140	CME Group, Inc.	8,750,461	15,853,359
	This sector is 81.2% above your Fund’s cost.
Health Care
	Biotechnology - 1.6%
34,985	Regeneron Pharmaceuticals, Inc.*	12,343,923	14,135,339
	Health Care Equipment - 3.2%
205,465	Abbott Laboratories	12,225,583	15,072,913
308,031	Tandem Diabetes Care, Inc.*	13,422,144	13,196,048
	Health Care Supplies - 2.0%
34,401	Align Technology, Inc.*	13,060,976	13,458,359
14,601	ICU Medical, Inc.*	4,029,496	4,128,433
	Health Care Technology - 0.7%
203,980	HMS Holdings Corp.*	3,565,939	6,692,584
	Life Sciences Tools & Services - 5.4%
105,319	Bio-Techne Corp.	12,129,213	21,496,661
342,340	QIAGEN, N.V. (Netherlands)*	12,404,999	12,967,839
57,255	Thermo Fisher Scientific, Inc.	8,809,594	13,974,801
	Managed Health Care - 1.8%
58,701	Anthem, Inc.	13,983,506	16,087,009

Total Health Care		105,975,373	131,209,986
	This sector is 23.8% above your Fund’s cost.
Industrials
	Aerospace & Defense - 1.6%
85,200	Harris Corp.	12,823,951	14,416,692
	Air Freight & Logistics - 2.9%
168,285	Hub Group Inc. , Class A*	8,674,907	7,673,796
160,748	XPO Logistics, Inc.*	16,165,972	18,352,599
	Environmental & Facilities Services - 1.2%
147,304	Clean Harbors, Inc.*	10,070,588	10,544,020
	Trading Companies & Distributors - 0.8%
184,361	Rush Enterprises, Inc., Class A	7,529,393	7,247,231

Total Industrials		55,264,811	58,234,338
	This sector is 5.4% above your Fund’s cost.

The accompanying notes are an integral part of these financial statements. 8

AMG Managers Brandywine Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology
	Application Software - 10.0%
42,250	Adobe Systems, Inc.*	$10,541,539	$11,405,388
568,184	Avaya Holdings Corp.*	12,181,223	12,579,594
63,522	Ceridian HCM Holding, Inc.*,1	1,813,269	2,669,830
155,485	RingCentral, Inc., Class A*	12,918,163	14,467,879
142,880	Salesforce.com, Inc.*	10,821,895	22,722,206
77,788	SVMK, Inc.*	1,249,756	1,246,942
160,662	The Trade Desk, Inc., Class A*	7,554,141	24,245,502
	Communications Equipment - 3.3%
539,892	Ciena Corp.*	13,791,216	16,866,226
208,873	Lumentum Holdings, Inc.*	12,432,892	12,521,936
	Data Processing & Outsourced Services - 6.3%
176,960	Black Knight, Inc.*	4,502,085	9,193,072
139,960	Global Payments, Inc.	10,039,962	17,830,904
52,642	Mastercard, Inc., Class A	9,086,098	11,718,636
119,890	Visa, Inc., Class A	8,635,439	17,994,290
	Internet Services & Infrastructure - 1.1%
1,888,010	Limelight Networks, Inc.*	8,335,267	9,477,810
	IT Consulting & Other Services - 1.6%
284,161	Booz Allen Hamilton Holding Corp.	12,560,155	14,102,910
	Semiconductors - 7.2%
949,238	Advanced Micro Devices, Inc.*	12,200,465	29,321,962
67,631	NVIDIA Corp.	5,953,664	19,005,664
134,957	Universal Display Corp.[1]	12,555,629	15,911,430
	Systems Software - 5.1%
306,950	Microsoft Corp.	25,328,855	35,105,871
52,206	ServiceNow, Inc.*	4,163,474	10,213,060

Total Information Technology		196,665,187	308,601,112
	This sector is 56.9% above your Fund’s cost.
Materials
	Specialty Chemicals - 1.5%
29,260	The Sherwin-Williams Co.	13,300,069	13,319,445
	This sector is 0.1% above your Fund’s cost.
Total Common Stocks		635,298,903	877,018,064

Principal Amount
Short-Term Investments - 5.9%
Commercial Paper - 1.7%
$14,840,000	Western Union Co., 2.40%, 10/01/18[2]	14,840,000	14,840,000

Principal Amount		Cost	Value
Joint Repurchase Agreements - 4.2%[3]
$8,973,238	Cantor Fitzgerald Securities, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $8,974,935 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/18 - 08/20/68, totaling $9,152,703)	$8,973,238	$8,973,238
1,886,688	Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 09/28/18, due 10/01/18, 2.250% total to be received $1,887,042 (collateralized by various U.S. Treasuries, 0.000% - 1.625%, 05/23/19 - 09/09/49, totaling $1,924,422)	1,886,688	1,886,688
8,973,238	Nomura Securities International, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $8,974,935 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 10/01/18 - 08/20/68, totaling $9,152,703)	8,973,238	8,973,238
8,973,238	RBC Dominion Securities, Inc., dated 09/28/18, due 10/01/18, 2.260% total to be received $8,974,928 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 10/04/18 - 09/09/49, totaling $9,152,703)	8,973,238	8,973,238
8,973,238	State of Wisconsin Investment Board, dated 09/28/18, due 10/01/18, 2.510% total to be received $8,975,115 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/20 - 02/15/48, totaling $9,153,982)	8,973,238	8,973,238

	Total Joint Repurchase Agreements	37,779,640	37,779,640

Total Short-Term Investments		52,619,640	52,619,640
Total Investments - 104.1%		$687,918,543	929,637,704
Other Assets, less Liabilities - (4.1%)			(36,336,347)
Total Net Assets - 100.0%			$893,301,357

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $36,568,135 or 4.1% of net assets, were out on loan to various brokers.
[2]	Percentage rate represents yield to maturity at September 30, 2018.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements. 9

AMG Managers Brandywine Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$877,018,064	—	—	$877,018,064
Short-Term Investments
Commercial Paper	—	$14,840,000	—	14,840,000
Joint Repurchase Agreements	—	37,779,640	—	37,779,640

Total Investments in Securities	$877,018,064	$52,619,640	—	$929,637,704

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Brandywine Blue Fund

Portfolio Manager’s Comments (unaudited)

The first correction in two years. The worst start to a second quarter since 1929. Trade war. Inflation fears. Considering some of the causes for concern that arose in the 12 months through September, it might be reasonable to think that the long-running bull market saw reason to rest during the fiscal year.

While that thought might be reasonable, it was proven definitively to be wrong. Despite potential distractions, investors primarily trained their focus on earnings in the fiscal year, and it appears they liked what they saw.

AMG Managers Brandywine Blue Fund employs a fundamentals-driven investment strategy emphasizing individual-company earnings performance as the primary influence on share prices. Earnings attracted considerable attention in the fiscal year, contributing to a good environment for Brandywine Blue’s approach. Brandywine Blue climbed 23.97 percent in the 12 months through September 30, 2018.

Jockeying at times as the market’s mood fluctuated, technology stocks ultimately broke away as clear-cut winners during the fiscal year. Technology holdings comprised Brandywine Blue’s largest position and delivered the highest return among sectors, making them the biggest contributors to the Fund’s absolute return. Technology holdings were the second biggest contributors to results relative to the Russell 1000® Growth Index.

Communication services holdings, which tend to operate businesses with technology and/or telecommunications components to them, also fared well during the fiscal year. Holdings from the sector represented the Fund’s second largest percentage of assets. The sector was the second biggest contributor to absolute return and the biggest contributor to relative results.

While health care and consumer discretionary holdings were notable contributors to the Fund’s fiscal-year gain, they negatively influenced relative performance. Industrial holdings were the most significant detractors from results versus the benchmark.

The summary seems simple in retrospect, but there were periods during the fiscal year when it appeared things might unfold differently. Positive momentum from the previous fiscal year carried into the first three months of fiscal 2018 as investors applauded the Tax Cuts and Jobs Act, legislation that included a reduction of the corporate tax rate from 35 percent to 21 percent as its centerpiece accomplishment.

Meanwhile, the Federal Reserve Bank (the “Fed”) continued with a series of interest rate increases meant to reverse earlier stimulus and, by the period’s end, control inflation that could emerge amid the economy’s ongoing progress. Inflation became a concern among investors in February, when Fed commentary followed by incremental evidence of budding wage pressure fueled uncertainty. The S&P 500® Index entered correction territory.

Recovery from there was swift, with most major indexes ending the first three months of 2018 near break-even. Trade tensions, stoked by the announcement of a long list of retaliatory tariffs planned by China, rattled investors as the June quarter, or the second quarter of the calendar year, began. The selloff represented the worst opening day to the second quarter since the onset of the Great Depression.

Those concerns also proved to be fleeting. Enthusiasm grew as companies reported their first-quarter earnings results. Earnings growth, boosted by the cut in the corporate tax rate, became the market’s defining theme in the June quarter and again in the September quarter as second-quarter results were revealed. The final three months of the fiscal year represented the fiscal year’s strongest quarter.

The net result was a broadly positive environment for stocks in the fiscal year. The Fund’s portfolio showed a solid connection with the market’s embrace of earnings results during the period. The Fund posted positive returns in eight of the nine economic sectors represented in it during the fiscal year.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018 and is not intended as a forecast or guarantee of future results.

11

AMG Managers Brandywine Blue Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Blue Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Blue Fund’s Class I shares on September 30, 2008, to a $10,000 investment made in the Russell 1000® Growth Index, Russell 1000® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Blue Fund and the Russell 1000® Growth Index, Russell 1000® Index and S&P 500 Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Blue Fund2, [3,4,5,6]
Class I	23.97%	13.60%	9.10%

Russell 1000® Growth Index7, [10]	26.30%	16.58%	14.31%
Russell 1000® Index8, [10]	17.76%	13.67%	12.09%
S&P 500® Index9, [10]	17.91%	13.95%	11.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).

[2]

The Fund inception dates and returns for all periods prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Blue Fund, and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[7]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values.

[8]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

[9]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[10]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG Managers Brandywine Blue Fund

Fund Snapshots (unaudited)

September 30, 2018

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Blue Fund[1]	Russell 1000® Growth Index
Internet & Direct Marketing Retail	10.1%	6.8%
Data Processing & Outsourced Services	10.0%	6.3%
Semiconductors	9.1%	3.6%
Interactive Home Entertainment	7.5%	0.8%
Systems Software	7.4%	6.7%
Movies & Entertainment	6.1%	2.1%
Application Software	5.4%	3.8%
Biotechnology	4.7%	5.0%
Life Sciences Tools & Services	4.3%	0.8%
Apparel, Accessories & Luxury Goods	4.1%	0.5%
Other Common Stock	27.8%	63.6%
Short-Term Investments[2]	9.7%	0.0%
Other Assets[3]	(6.2)%	0.0%

[1]	As a percentage of net assets.
[2]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[3]	Includes repayment of cash collateral on securities lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Microsoft Corp.	5.9	74.2
Amazon.com, Inc.	5.7	149.8
Advanced Micro Devices, Inc.	4.4	140.3
Salesforce.com, Inc.	3.3	104.9
XPO Logistics, Inc.	3.2	13.9
Alphabet, Inc., Class A	2.9	75.4
NVIDIA Corp.	2.9	224.4
Regeneron Pharmaceuticals, Inc.	2.7	15.0
Visa, Inc., Class A	2.6	108.6
Worldpay, Inc., Class A	2.6	120.8

Top Ten as a Group	36.2

PORTFOLIO MARKET CAPITALIZATION

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2019 vs 2018

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG Managers Brandywine Blue Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2018

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$4.4	106.1%	Advanced Micro Devices Inc. (AMD)
		The semiconductor manufacturer reported June-quarter revenue of $1.8 billion, up 53 percent from the previous year on strong sales of its Ryzen processors. The company grew earnings to $0.14 per share from $0.02 per share in the year-ago period, exceeding the consensus estimate.
$1.7	17.8%	Amazon.com Inc. (AMZN)
		The provider of online shopping services reported June-quarter earnings of $5.07 per share versus $0.40 per share in the year-ago period, exceeding the consensus estimate. Amazon Web Services posted its third consecutive quarter of accelerating growth, increasing 49 percent. Advertising and operational efficiencies in the retail business were also key drivers.
$1.6	16.0%	Microsoft Corp. (MSFT)
		The maker of software, consumer electronics and personal computers grew June-quarter earnings 15 percent, topping the consensus estimate. Revenue increased 17 percent to $30.1 billion. Cloud services, up 26 percent on a year-over-year basis, and gaming, up 39 percent, were standout contributors.
$1.2	32.1%	Grubhub Inc. (GRUB)
		The operator of an online and mobile food-ordering platform grew June-quarter earnings 92 percent, exceeding the consensus estimate. Revenue rose 51 percent as the company’s diner base grew amid efforts to expand into smaller cities through distribution deals with restaurant chains.
$1.0	23.8%	WorldPay Inc. (WP)
		The electronic payment processing solutions provider grew June-quarter earnings 25 percent, exceeding the consensus estimate. Against a strong retail backdrop with an expanding footprint via its acquisition of Vantiv, WorldPay shares attracted positive investor attention.

$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$1.0	27.4%	Weight Watchers International Inc. (WTW)
		The weight management services company grew June-quarter earnings 53 percent, exceeding the consensus estimate. The company also raised its full-year earnings guidance. Insider stock sales and a lack of sequential growth in end-of-period subscribers dampened earlier investor enthusiasm. We sold Weight Watchers to fund a new opportunity.
$0.8	14.6%	Electronic Arts Inc. (EA)
		The video game maker reported June-quarter earnings of $0.15 per share, exceeding the consensus estimate. Shares declined when the company lowered revenue guidance by 6 percent due to a four-week delay in the launch of Battlefield V, reduced mobile expectations and the impact of foreign exchange.
$0.7	14.2%	Broadcom Inc. (AVGO)
		The semiconductor company beat expectations with 21 percent June-quarter earnings growth. Investor concerns over a proposed acquisition stoked volatility in the stock. We sold Broadcom to fund an opportunity with better visibility.
$0.5	11.4%	Micron Technology Inc. (MU)
		The semiconductor manufacturer grew earnings 75 percent in the three months through August, topping expectations. Shares declined after the company tempered sales guidance for the quarter ahead. Micron also warned investors that profit margins would be affected by tariffs recently imposed on imports from China. We sold Micron to fund an opportunity with better visibility.
$0.2	3.7%	PVH Corp. (PVH)
		The apparel maker, with brands such as Calvin Klein and Tommy Hilfiger, grew July-quarter earnings 29 percent, exceeding the consensus estimate. Shares declined when profit margin expansion proved to be less than investors expected.

All gains/losses are calculated on an average cost basis from June 30, 2018 through September 30, 2018.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018, and is not intended as a forecast or guarantee of future results.

14

AMG Managers Brandywine Blue Fund

Schedule of Portfolio Investments

September 30, 2018

Shares		Cost	Value
Common Stocks - 96.5%
Communication Services
	Interactive Home Entertainment - 7.5%
61,045	Activision Blizzard, Inc.	$3,265,429	$5,078,333
39,703	Electronic Arts, Inc.*	4,271,620	4,783,815
35,550	Take-Two Interactive Software, Inc.*	3,455,163	4,905,544
	Interactive Media & Services - 2.9%
4,807	Alphabet, Inc., Class A*	3,308,126	5,802,434
	Movies & Entertainment - 6.1%
115,500	Liberty Media Corp.-Liberty Formula One, Class C*	3,739,172	4,295,445
10,443	Netflix, Inc.*	1,468,989	3,907,040
20,721	Spotify Technology SA (Sweden)*	3,207,294	3,746,978

Total Communication Services		22,715,793	32,519,589
	This sector is 43.2% above your Fund’s cost.
Consumer Discretionary
	Apparel Retail - 2.3%
40,960	The TJX Cos., Inc.	3,562,569	4,588,339
	Apparel, Accessories & Luxury Goods - 4.1%
27,738	PVH Corp.	4,416,724	4,005,367
44,089	VF Corp.	3,584,425	4,120,117
	Automotive Retail - 1.9%
49,500	CarMax, Inc.*,1	3,743,947	3,696,165
	Internet & Direct Marketing Retail - 10.1%
5,583	Amazon.com, Inc.*	4,476,567	11,182,749
1,955	Booking Holdings, Inc.*	3,712,497	3,878,720
34,541	GrubHub, Inc.*	3,604,617	4,788,074
	Leisure Facilities - 2.2%
15,928	Vail Resorts, Inc.	3,479,722	4,370,962

Total Consumer Discretionary		30,581,068	40,630,493
	This sector is 32.9% above your Fund’s cost.
Financials
	Financial Exchanges & Data - 2.3%
27,025	CME Group, Inc.	2,538,802	4,599,925
	This sector is 81.2% above your Fund’s cost.
Health Care
	Biotechnology - 4.7%
51,369	Exact Sciences Corp.*,1	3,729,676	4,054,042
13,000	Regeneron Pharmaceuticals, Inc.*	4,568,381	5,252,520
	Health Care Equipment - 2.3%
62,300	Abbott Laboratories	3,825,105	4,570,328
	Health Care Supplies - 2.0%
10,170	Align Technology, Inc.*	3,820,386	3,978,707

Shares		Cost	Value
	Life Sciences Tools & Services - 4.3%
99,765	QIAGEN, N.V. (Netherlands)*	$3,616,660	$3,779,098
18,700	Thermo Fisher Scientific, Inc.	2,890,096	4,564,296
	Managed Health Care - 2.4%
17,000	Anthem, Inc.	4,056,157	4,658,850
	Pharmaceuticals - 0.1%
5,000	Elanco Animal Health, Inc.*	120,000	174,450

Total Health Care		26,626,461	31,032,291
	This sector is 16.5% above your Fund’s cost.
Industrials
	Aerospace & Defense - 2.1%
24,800	Harris Corp.	3,742,455	4,196,408
	Air Freight & Logistics - 3.2%
55,200	XPO Logistics, Inc.*	5,532,456	6,302,184

Total Industrials		9,274,911	10,498,592
	This sector is 13.2% above your Fund’s cost.
Information Technology
	Application Software - 5.4%
14,985	Adobe Systems, Inc.*	3,722,862	4,045,201
41,060	Salesforce.com, Inc.*	3,187,380	6,529,772
	Data Processing & Outsourced Services - 10.0%
37,520	Global Payments, Inc.	2,696,027	4,780,048
20,700	Mastercard, Inc., Class A	3,608,354	4,608,027
34,550	Visa, Inc., Class A	2,485,668	5,185,609
51,000	Worldpay, Inc., Class A*	2,339,257	5,164,770
	IT Consulting & Other Services - 2.1%
82,379	Booz Allen Hamilton Holding Corp.	3,654,782	4,088,470
	Semiconductors - 9.1%
277,977	Advanced Micro Devices, Inc.*,1	3,572,900	8,586,709
77,420	Micron Technology, Inc.*	3,275,947	3,501,707
20,507	NVIDIA Corp.	1,776,598	5,762,877
	Systems Software - 7.4%
100,800	Microsoft Corp.	6,616,654	11,528,496
16,100	ServiceNow, Inc.*	1,388,838	3,149,643

Total Information Technology		38,325,267	66,931,329
	This sector is 74.6% above your Fund’s cost.
Materials
	Specialty Chemicals - 2.0%
8,550	The Sherwin-Williams Co.	3,886,588	3,892,046
	This sector is 0.1% above your Fund’s cost.
Total Common Stocks		133,948,890	190,104,265

The accompanying notes are an integral part of these financial statements. 15

AMG Managers Brandywine Blue Fund

Schedule of Portfolio Investments (continued)

Principal Amount		Cost	Value
Short-Term Investments - 9.7%
Commercial Paper - 3.8%
$7,410,000	Western Union Co., 2.40%, 10/01/18[2]	$7,410,000	$7,410,000
Joint Repurchase Agreements - 5.8%[3]
2,729,488	Cantor Fitzgerald Securities, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $2,730,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/18 - 08/20/68, totaling $2,784,078)	2,729,488	2,729,488
485,393	Mizuho Securities USA, LLC, dated 09/28/18, due 10/01/18, 2.240% total to be received $485,484 (collateralized by various U.S. Treasuries, 0.500% - 3.000%, 03/31/20 - 09/09/49, totaling $495,101)	485,393	485,393
2,729,488	Nomura Securities International, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $2,730,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 10/01/18 - 08/20/68, totaling $2,784,078)	2,729,488	2,729,488
2,729,488	RBC Dominion Securities, Inc., dated 09/28/18, due 10/01/18, 2.260% total to be received $2,730,002 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 10/04/18 - 09/09/49, totaling $2,784,078)	2,729,488	2,729,488

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $10,992,953 or 5.6% of net assets, were out on loan to various brokers.
[2]	Percentage rate represents yield to maturity at September 30, 2018.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

Principal Amount		Cost	Value
$2,818,488	State of Wisconsin Investment Board, dated 09/28/18, due 10/01/18, 2.510% total to be received $2,819,078 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/20 - 02/15/48, totaling $2,875,260)	$2,818,488	$2,818,488

	Total Joint Repurchase Agreements	11,492,345	11,492,345

Shares
Other Investment Companies - 0.1%
40,049	Dreyfus Government Cash Management Fund, Institutional Shares, 1.95%[4] 40,049		40,049
40,049	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.97%[4]	40,049	40,049
41,263	JPMorgan U.S. Government Money Market Fund, IM Shares, 1.98%[4]	41,263	41,263
	Total Other Investment Companies	121,361	121,361

Total Short-Term Investments		19,023,706	19,023,706

Total Investments - 106.2%		$152,972,596	209,127,971
Other Assets, less Liabilities - (6.2%)			(12,128,270)
Total Net Assets - 100.0%			$196,999,701

[4]	Yield shown represents the September 30, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements. 16

AMG Managers Brandywine Blue Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$190,104,265	—	—	$190,104,265
Short-Term Investments
Commercial Paper	—	$7,410,000	—	7,410,000
Joint Repurchase Agreements	—	11,492,345	—	11,492,345
Other Investment Companies	121,361	—	—	121,361

Total Investments in Securities	$190,225,626	$18,902,345	—	$209,127,971

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

September 30, 2018

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Assets:
Investments at Value* (including securities on loan valued at $36,568,135, and $10,992,953, respectively)	$929,637,704	$209,127,971
Cash	135,816	—
Receivable for investments sold	4,393,481	—
Dividend, interest and other receivables	196,463	4,855
Receivable for Fund shares sold	13,408	8,072
Receivable from affiliate	2,919	—
Prepaid expenses and other assets	11,010	8,833
Total assets	934,390,801	209,149,731
Liabilities:
Payable upon return of securities loaned	37,779,640	11,492,345
Payable for investments purchased	1,914,112	—
Payable for Fund shares repurchased	455,693	402,121
Accrued expenses:
Investment advisory and management fees	642,207	140,486
Administrative fees	109,467	23,947
Shareholder service fees	27,178	3,843
Professional fees	46,555	34,114
Trustee fees and expenses	10,179	2,238
Other	104,413	50,936
Total liabilities	41,089,444	12,150,030
Net Assets	$893,301,357	$196,999,701
* Investments at cost	$687,918,543	$152,972,596
Net Assets Represent:
Paid-in capital	$654,569,979	$141,916,550
Accumulated net investment loss	(2,965,324)	(708,354)
Accumulated net realized loss from investments	(22,459)	(363,870)
Net unrealized appreciation on investments	241,719,161	56,155,375
Net Assets	$893,301,357	$196,999,701
Class I:
Net Assets	$893,301,357	$196,999,701
Shares outstanding	15,948,569	3,478,000
Net asset value, offering and redemption price per share	$56.01	$56.64

The accompanying notes are an integral part of these financial statements. 18

Statement of Operations

For the fiscal year ended September 30, 2018

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Investment Income:
Dividend income	$4,811,535	$1,112,050
Interest income	401,436	140,944
Securities lending income	226,731	10,372
Total investment income	5,439,702	1,263,366
Expenses:
Investment advisory and management fees	7,185,594	1,607,130
Administrative fees	1,224,817	273,943
Shareholder servicing fees - Class I	175,891	87,175
Transfer agent fees	99,323	14,709
Custodian fees	64,433	22,414
Professional fees	61,840	37,704
Reports to shareholders	58,177	32,065
Trustee fees and expenses	54,884	12,304
Registration fees	27,001	25,535
Miscellaneous	15,576	3,805
Total expenses before offsets	8,967,536	2,116,784
Fee waivers	(32,662)	—
Net expenses	8,934,874	2,116,784
Net investment loss	(3,495,172)	(853,418)
Net Realized and Unrealized Gain:
Net realized gain on investments	98,938,137	19,700,383
Net change in unrealized appreciation/depreciation on investments	94,574,014	20,560,676
Net realized and unrealized gain	193,512,151	40,261,059
Net increase in net assets resulting from operations	$190,016,979	$39,407,641

The accompanying notes are an integral part of these financial statements. 19

Statements of Changes in Net Assets

For the fiscal years ended September 30,

	AMG Managers Brandywine Fund		AMG Managers Brandywine Blue Fund
	2018	2017[1]	2018	2017[1]
Increase in Net Assets Resulting From Operations:
Net investment loss	$(3,495,172)	$(3,167,941)	$(853,418)	$(469,725)
Net realized gain on investments	98,938,137	79,635,473	19,700,383	19,449,670
Net change in unrealized appreciation/depreciation on investments	94,574,014	50,520,064	20,560,676	15,658,514
Net increase in net assets resulting from operations	190,016,979	126,987,596	39,407,641	34,638,459
Capital Share Transactions:[2]
Net decrease from capital share transactions	(68,189,568)	(76,279,999)	(14,861,716)	(19,137,433)
Total increase in net assets	121,827,411	50,707,597	24,545,925	15,501,026
Net Assets:
Beginning of year	771,473,946	720,766,349	172,453,776	156,952,750
End of year	$893,301,357	$771,473,946	$196,999,701	$172,453,776
End of year accumulated net investment loss	$(2,965,324)	$(2,622,386)	$(708,354)	$(451,815)

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements. 20

AMG Managers Brandywine Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$44.48	$37.42	$34.54	$33.25	$28.75
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	(0.21)	(0.17)[5]	(0.08)[6]	0.04 [7]	(0.12)
Net realized and unrealized gain on investments	11.74	7.23	2.96	1.25	4.62
Total income from investment operations	11.53	7.06	2.88	1.29	4.50
Net Asset Value, End of Year	$56.01	$44.48	$37.42	$34.54	$33.25
Total Return[4,8]	25.92%	18.87%	8.34%	3.88%	15.65%
Ratio of net expenses to average net assets	1.10%	1.11%	1.11%	1.10%	1.10%
Ratio of gross expenses to average net assets[4,9]	1.10%	1.12%	1.11%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.43)%	(0.24)%	0.10%	(0.37)%
Portfolio turnover	138%	187%	185%	190%	219%
Net assets end of year (000’s) omitted	$893,301	$771,474	$720,766	$759,185	$799,045

[1]	Effective February 27, 2017, the Fund’s Class S shares were renamed to Class I shares.
[2]	At the start of business October 1, 2013, the Fund was reorganized into a fund of AMG Funds I.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.22).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10).
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07).
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

21

AMG Managers Brandywine Blue Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$45.69	$36.87	$33.95	$33.51	$30.01
Income (loss) from Investment Operations:
Net investment income (loss)[3]	(0.24)	(0.12)[4]	(0.02)[5]	0.10 [6]	(0.03)
Net realized and unrealized gain on investments	11.19	8.94	3.02	0.34	3.53
Total income from investment operations	10.95	8.82	3.00	0.44	3.50
Less Distributions to Shareholders from:
Net investment income	—	—	(0.08)	—	—
Net Asset Value, End of Year	$56.64	$45.69	$36.87	$33.95	$33.51
Total Return[7]	23.97%	23.92%	8.86%	1.31%	11.66%
Ratio of expenses to average net assets	1.16%	1.20%	1.20%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.29)%	(0.05)%	0.29%	(0.11)%
Portfolio turnover	122%	167%	139%	156%	182%
Net assets end of year (000’s) omitted	$197,000	$172,454	$156,953	$169,180	$215,941

[1]	Effective February 27, 2017, the Fund’s Class S shares were renamed to Class I shares.
[2]	At the start of business October 1, 2013, the Fund was reorganized into a fund of AMG Funds I.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.18).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.

22

Notes to Financial Statements

September 30, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Brandywine Fund (“Brandywine”) and AMG Managers Brandywine Blue Fund (“Brandywine Blue”), each a “Fund” and collectively, the “Funds.”

A significant portion of the Brandywine Blue’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

Effective February 27, 2017, each Fund’s Class S shares were renamed to Class I shares. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

23

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to expired capital loss carryovers and a net operating loss write off. Temporary differences are primarily due to qualified late year ordinary losses and wash sales.

As of September 30, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Brandywine	Brandywine Blue
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—
Late-year loss deferral	$2,965,324	$708,354

At September 30, 2018, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Brandywine	$687,941,002	$245,742,819	$(4,046,117)	$241,696,702
Brandywine Blue	153,336,466	56,614,514	(823,009)	55,791,505

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2018, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended September 30, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

24

Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2018, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Brandywine	$98,467,559	—
Brandywine Blue	$19,949,580	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2018 and September 30, 2017, the capital stock transactions by class for the Funds were as follows:

		Brandywine				Brandywine Blue
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	70,754	$3,508,461	69,268	$2,793,859	68,721	$3,551,878	47,038	$1,908,164
Cost of shares repurchased	(1,466,670)	(71,698,029)	(1,984,696)	(79,073,858)	(365,341)	(18,413,594)	(529,513)	(21,045,597)

Net decrease	(1,395,916)	$(68,189,568)	(1,915,428)	$(76,279,999)	(296,620)	$(14,861,716)	(482,475)	$(19,137,433)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2018, the market value of Repurchase Agreements outstanding for Brandywine and Brandywine Blue were $37,779,640 and $11,492,345, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) and Friess Associates of Delaware, LLC (“Friess of Delaware”) who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Brandywine	0.88%
Brandywine Blue	0.88%

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. The Administrator for Brandywine is contractually obligated to waive a portion of the administration fee in an amount equal to an annual rate of 0.004% of the Fund’s average daily net assets which expired on September 30, 2018. For the fiscal year ended September 30, 2018, Brandywine waived $32,662.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms),

25

Notes to Financial Statements (continued)

banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class I shares average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended September 30, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Brandywine
Class I	0.15%	0.02%
Brandywine Blue
Class I	0.15%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2018, the Funds neither borrowed from nor lent to other funds in the AMG Funds family. At September 30, 2018, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2018, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Brandywine	$1,095,371,711	$1,156,057,440
Brandywine Blue	211,783,429	226,548,278

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2018.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at September 30, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Brandywine	$36,568,135	$37,779,640
Brandywine Blue	10,992,953	11,492,345

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

26

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Brandywine
Cantor Fitzgerald Securities, Inc.	$8,973,238	$8,973,238	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,886,688	1,886,688	—	—
Nomura Securities International, Inc.	8,973,238	8,973,238	—	—
RBC Dominion Securities, Inc.	8,973,238	8,973,238	—	—
State of Wisconsin Investment Board	8,973,238	8,973,238	—	—

Totals	$37,779,640	$37,779,640	—	—

Brandywine Blue
Cantor Fitzgerald Securities, Inc.	$2,729,488	$2,729,488	—	—
Mizuho Securities USA, LLC	485,393	485,393	—	—
Nomura Securities International, Inc.	2,729,488	2,729,488	—	—
RBC Dominion Securities, Inc.	2,729,488	2,729,488	—	—
State of Wisconsin Investment Board	2,818,488	2,818,488	—	—

Totals	$11,492,345	$11,492,345	—	—

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. Management is currently evaluating the impact, if any, of applying ASU 2018-13.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to

Regulation S-X which sets forth the form and content of financial statements. Management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

27

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE FUND AND AMG MANAGERS BRANDYWINE BLUE FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (constituting two of the funds constituting AMG Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 5, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

28

Other Information

TAX INFORMATION

The AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017/2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund each hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2018, or if subsequently determined to be different, the net capital gains of such fiscal year.

29

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 59 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 59 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 61 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Victoria L. Sassine, 53 Adjunct Professor, Babson College (2007 – Present).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

30

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 61 Funds in Fund Complex

Christine C. Carsman, 66

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 51

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

31

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

32

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 27-28, 2018

At an in-person meeting held on June 27-28, 2018, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser with respect to each Fund and the Sub-Subadvisory Agreement with the Sub-Subadviser with respect to each Fund (collectively, the “Friess Agreements”). The Subadviser and the Sub-Subadviser are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 27-28, 2018, regarding the nature, extent and quality of services provided by the Investment Manager and Friess under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess Agreements; and (c) met

with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to or replacements of Friess or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to Friess’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Funds, including the information set forth in the Funds’ prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’s risk management processes.

33

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Friess’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser, and, in turn, the Subadviser is responsible for paying the fees charged by the Fund’s Sub-Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadviser are paying the fees under the Subadvisory Agreements and Sub-Subadvisory Agreements, respectively, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the

Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks, and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with a Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadviser and Sub-Subadviser serving as Subadviser and Sub-Subadviser, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadviser. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Friess to be a material factor in their deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and Friess.

AMG Managers Brandywine Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was above, above, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted the Fund’s more recent improved performance relative to its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

34

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

AMG Managers Brandywine Blue Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class I shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was above, below, below and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also noted the Fund’s more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2018 were both higher than the average for the Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess

Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the applicable Fund and its shareholders.

Accordingly, on June 27-28, 2018, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for each Fund.

35

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

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amgfunds.com	093018 AR073

ANNUAL REPORT

AMG Funds

September 30, 2018

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Class N: BWAFX

amgfunds.com	093018 AR075

AMG Funds

Annual Report — September 30, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, ROSES AND THORNS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11

Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	12

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	13

Detail of changes in assets for the past two fiscal years

Financial Highlights	14

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	15

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

OTHER INFORMATION	21

TRUSTEES AND OFFICERS	22

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	25

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Managers Brandywine Advisors Mid Cap Growth Fund

DEAR FELLOW SHAREHOLDER:

Buoyed by “remarkably positive” economic conditions, stocks extended their gains in the three months through September. Enthusiasm among investors swelled as year-over-year earnings continued to grow at the fastest pace in years.

AMG Managers Brandywine Advisors Mid Cap Growth Fund rose 12.49 percent in the September quarter. The S&P 500®, Russell Midcap® and Russell Midcap® Growth Indexes gained 7.71, 5.00 and 7.57 percent, respectively.

According to CNBC, the current bull market became the longest on record since World War II on August 22. Depending on the benchmark and criteria used, a minority still argues otherwise, but there’s no debating that the September quarter represented the continuation of something special.

A 0.76 percent decline in this year’s first quarter is the only setback that prevented the S&P 500® Index from posting a perfect record of quarterly gains over the past two-and-a-half years. There were no exceptions for the Russell Midcap® Growth Index, which over that stretch went 10 for 10 in gaining ground from one quarter to the next.

The persistent upside bias is evident even when the period is doubled. The S&P 500® Index declined in just two quarters out of the past 20 quarters that comprised the trailing five years through September. The Russell Midcap® Growth Index declined in three quarters in that period.

The economic conditions cultivating continued optimism among investors were cited by the Federal Reserve Bank on September 26 when its Open Market Committee raised the federal funds rate by 0.25 percent. The Committee forecasts 3.1 percent growth in gross domestic product (GDP) this year followed by 2.5 percent in 2019.

The Federal Reserve Chairman’s words at an economic conference held the week after the interest rate hike were more telling than any figures. “This historically rare pairing of steady, low inflation and very low unemployment is a testament to the fact we remain in extraordinary times,” he said. “I was asked at last week’s news conference whether these forecasts are too good to be true—a reasonable question.”

Good times, indeed.

The Fund gained ground in six out of the eight economic sectors represented in its portfolio during the three months through September. The Fund outperformed the sector within the Russell Midcap® Growth Index in four out of those eight instances.

Technology holdings comprised the largest Fund position and contributed the most to absolute results and performance relative to the benchmark. Semiconductor and software holdings were top performers.

Advanced Micro Devices was the top contributor. The semiconductor company grew June-quarter revenue 53 percent, helping it earn $0.14 per share versus $0.02 the year before. The Trade Desk was also a significant performance contributor from the sector. The company, which provides technology to manage digital advertising campaigns, grew revenue 54 percent in the June quarter. Earnings exceeded the consensus estimate by 38 percent.

Communication services holdings, including CarGurus and Match Group, were the next most notable contributors to absolute and relative results. CarGurus, an online auto shopping company, grew June-quarter revenue 45 percent and exceeded earnings expectations on increases in dealer participation, users and advertising. Match Group grew June-quarter revenue 36 percent and also topped earnings estimates. Subscriber growth and higher revenue per user for its online dating services drove results.

Consumer discretionary holdings, representing the second largest Fund position, contributed to absolute performance but were the biggest drag on results versus the Russell Midcap® Growth Index. Weight Watchers was the primary reason that the Fund’s contribution from consumer discretionary holdings fell short of the sector’s return. Investors were displeased with the company’s June-quarter subscriber growth.

Energy detracted from the Fund’s September-quarter absolute and relative results. The Fund’s exposure consisted of just one holding, which underperformed the sector. Delek US Holdings refines product pumped from the Permian Basin, where energy transport options were strained during a recent run up in oil prices. The demand gave Delek pricing leverage, but investors questioned the company’s ability to maintain it as customers announced plans to move production to other fields due to the Permian congestion.

For more information on companies that influenced September-quarter performance, please see Roses & Thorns on page 7.

Technology, health care and consumer discretionary holdings represent the largest positions in the Fund at the start of the December quarter. For more information on portfolio characteristics, please see page 6.

Thank you for your confidence in the AMG Brandywine Advisors Mid Cap Growth Fund. We’re committed to building on recent results on your behalf.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning	Ending	Expenses
	Expense	Account	Account	Paid
Six Months Ended September 30, 2018	Ratio for the Period	Value 04/01/18	Value 09/30/18	During the Period*
AMG Managers Brandywine Advisors Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.12%	$1,000	$1,136	$6.00

Based on Hypothetical 5% Annual Return
Class N	1.12%	$1,000	$1,019	$5.67

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

Solid economic conditions and robust earnings growth combined to outshine all else in competing to influence market sentiment in the fiscal year. The stock market’s prolonged ascent continued in the 12 months through September 30, 2018, with some drama but, in the end, little lasting disruption.

AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) employs an investment strategy that is based on the premise that earnings drive stock prices. While conceding that broader trends can influence stocks as a group for fleeting periods, this approach relies on investors to judge each company on its individual merits over the long haul.

We believe conditions in the fiscal year were good for the Fund’s earnings-driven investment strategy. The Fund rose 20.36 percent during its fiscal year, posting positive absolute returns in each of the year’s four quarters.

The fiscal year got off to a good start in the final three months of 2017, when the prelude to and passage of the Tax Cuts and Jobs Act positively influenced investor spirits. The Federal Reserve Bank (the “Fed”) continued a running series of interest rate increases amid encouraging economic reports.

Committed as they were to end the year on a high note, investors still appeared to consider how both developments—tax cuts and interest rates—could rearrange fortunes in a bull market that might be due for some change. Technology stocks, which were high-profile leaders in recent years, still posted solid gains in the quarter but lost momentum in December as investors showed appreciation for lesser-loved sectors.

Still, the final quarter of 2017 was broadly positive, and a celebratory mood emerged to start 2018. The S&P 500® Index enjoyed its best January in 21 years. Just over a week into February, the index was in correction territory for the first time in two years as trade tensions and inflation fears increased.

The quarter was a bit of a rollercoaster ride, with most indexes reclaiming the ground they lost in the correction by the end of March. Economically sensitive sectors, including technology and consumer discretionary, led the comeback.

Volatility, however, would persist. The first day of trading ended as the worst on record for a second-quarter start since the Great Depression, according to Bloomberg. A budding trade war with China was the spark. While concerns resurfaced occasionally during the three months through June, optimism triumphed as investors got the chance to assess first-quarter earnings reports, the first reports to show the profit-boosting impact of reduced corporate tax rates. Technology and consumer discretionary holdings fared well again.

Positive momentum carried, even accelerated, into the September quarter, the final three months of the fiscal year. While continuing to raise interest rates in modest increments, the Fed described the economy in glowing terms. Second-quarter earnings reports, like the first-quarter’s tally, revealed some of the fastest earnings growth in years.

The three months through September represented the strongest quarter in the fiscal year. Again, companies from technology and consumer discretionary sectors stood out.

Technology and consumer discretionary holdings comprised the Fund’s largest positions during the fiscal year. Technology holdings contributed the most to performance, generating roughly half of the Fund’s return. The sector also contributed the most to the Fund’s performance relative to the Russell Midcap® Growth Index. Consumer discretionary holdings were the second greatest contributors to the Fund’s return, while ranking fifth in terms of the sector’s relative performance contribution.

Six out of nine sectors represented in the Fund generated positive performance in the fiscal year. Financial holdings followed technology in terms of relative performance contribution. Holdings from the industrial and energy sectors detracted the most from absolute results. Performance from industrial holdings, which represented the Fund’s third largest position and underperformed the sector, offset relative performance gains the Fund generated in other sectors.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Advisors Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Advisors Mid Cap Growth Fund’s Class N shares on September 30, 2008, to a $10,000 investment made in the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Advisors Mid Cap Growth Fund and the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500® Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Advisors Mid Cap Growth Fund[2,3,4,5,6,7]
Class N	20.36%	8.81%	4.50%

Russell Midcap® Growth Index[8,11]	21.10%	13.00%	13.46%
Russell Midcap® Index9, [11]	13.98%	11.65%	12.31%
S&P 500® Index10, [11]	17.91%	13.95%	11.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).

[2]

The Fund returns for all periods beginning prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Advisors Midcap Growth Fund, and was managed by Friess Associates, LLC with the same investment objectives and substantially similar investment policies.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]

The Russell Midcap® Growth Index measures the performance of the Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

[9]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

[10]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[11]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Fund Snapshots (unaudited)

September 30, 2018

PORTFOLIO BREAKDOWN

Industry (Top Ten)	Brandywine Advisors Mid Cap Growth Fund[1]	Russell Midcap® Growth Index
Application Software	8.9%	7.4%
Data Processing & Outsourced Services	8.5%	7.4%
Life Sciences Tools & Services	8.3%	1.6%
Semiconductors	7.8%	4.0%
Interactive Media & Services	5.5%	0.8%
Communications Equipment	5.1%	1.7%
Footwear	4.3%	0.1%
Movies & Entertainment	4.0%	0.3%
Leisure Facilities	4.0%	0.5%
Health Care Equipment	3.8%	4.7%
Other Common Stock	35.9%	71.5%
Short-Term Investments[2]	12.0%	0.0%
Other Assets[3]	(8.1)%	0.0%

[1]	As a percentage of net assets.
[2]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[3]	Includes repayment of cash collateral on securities lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Advanced Micro Devices, Inc.	3.3	140.2
Ciena Corp.	2.8	16.9
Match Group, Inc.	2.8	52.7
PRA Health Sciences, Inc.	2.8	67.1
Cargurus, Inc.	2.7	50.0
Take-Two Interactive Software, Inc.	2.7	36.7
The Trade Desk, Inc., Class A	2.6	59.3
Universal Display Corp.	2.4	35.3
GrubHub, Inc.	2.4	32.8
Global Payments, Inc.	2.3	72.7

Top Ten as a Group	26.8

PORTFOLIO MARKET CAPITALIZATION

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2019 vs 2018

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2018

$ Gain (in millions)	% Gain	Biggest $ Winners Reason for Move
$3.2	101.8%

Advanced Micro Devices Inc. (AMD)

The semiconductor manufacturer reported June-quarter revenue of $1.8 billion, up 53 percent from the previous year on strong sales of its Ryzen processors. The company grew earnings to $0.14 per share from $0.02 per share in the year-ago period, exceeding the consensus estimate.

$2.1	59.4%

The Trade Desk Inc. (TTD)

The provider of a technology platform for ad buyers grew June-quarter revenue 54 percent from the year-ago period to a company record of $112 million. Increased spending among existing clients and new customer wins both contributed to performance. Earnings rose 15 percent, exceeding expectations.

$1.5	52.7%

Match Group Inc. (MTCH)

The online dating and test preparation services provider earned $0.41 per share in the June quarter, up from $0.16 the year before and ahead of the consensus estimate. Revenue for the company’s Tinder mobile app jumped 136 percent, driven by 81 percent subscriber growth and 33 percent growth in revenue per user. Total revenue climbed 36 percent.

$1.4	50.0%

CarGurus Inc. (CARG)

The online auto shopping company earned $0.06 per share in the June quarter, up from $0.04 per share in the year-ago period and ahead of the consensus estimate. Increases in dealer participation, end users and advertising contributed to a 45 percent revenue growth to $110 million.

$1.0	35.3%

Universal Display Corp. (OLED)

This provider of organic light emitting diode (OLED) technology solutions reported June-quarter earnings of $0.23 per share versus the street consensus estimate of $0.15 per share. Management stated that it anticipated new OLED product launches from major manufacturers that could increase demand in the second half of the year.

$ Loss (in millions)	% Loss	Biggest $ Losers Reason for Move
$1.2	29.8%

Weight Watchers International Inc. (WTW)

The weight management services company grew June-quarter earnings 53 percent, exceeding the consensus estimate. The company also raised its full-year earnings guidance. Insider stock sales and a lack of sequential growth in end-of-period subscribers dampened earlier investor enthusiasm. We sold Weight Watchers to fund a new opportunity.

$0.6	18.6%

MasTec Inc. (MTZ)

The infrastructure construction company earned $1.04 per share in the June quarter, topping the consensus estimate by a penny. Revenue fell short of expectations due to a slower-than-anticipated start of its Mountain Valley Pipeline project. We sold MasTec to fund a new opportunity.

$0.5	19.9%

Floor & Decor Holdings Inc. (FND)

The retailer of flooring and related accessories beat expectations with 35 percent June-quarter earnings growth. Revenue, which grew 26 percent, was modestly below forecasts, putting pressure on shares. We sold Floor & Decor to fund a new opportunity.

$0.5	14.2%

Broadcom Inc. (AVGO)

The semiconductor company beat expectations with 21 percent June-quarter earnings growth. Investor concerns over a proposed acquisition stoked volatility in the stock. We sold Broadcom to fund an opportunity with better visibility.

$0.4	15.4%

Delek US Holdings Inc. (DK)

The energy refining and distribution company earned $1.03 per share in the June quarter, rebounding from a $0.09 per share loss in the year-ago period. Shares fell after statistics showed slowing drilling activity in the Permian basin, an area to which Delek is broadly exposed.

All gains/losses are calculated on an average cost basis from June 30, 2018 through September 30, 2018.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2018, and is not intended as a forecast or guarantee of future results.

7

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Schedule of Portfolio Investments

September 30, 2018

Shares		Cost	Value
Common Stocks - 96.1%
Communication Services
	Interactive Home Entertainment - 2.7%
30,200	Take-Two Interactive Software, Inc.*	$3,048,930	$4,167,298
	Interactive Media & Services - 5.5%
76,000	Cargurus, Inc.*	2,820,832	4,232,440
75,000	Match Group, Inc.*,1	2,844,390	4,343,250
	Movies & Entertainment - 4.0%
88,075	Liberty Media Corp.-Liberty Formula One, Class C*	3,105,556	3,275,509
16,019	Spotify Technology SA (Sweden)*	2,515,120	2,896,716

Total Communication Services		14,334,828	18,915,213
	This sector is 32.0% above your Fund’s cost.
Consumer Discretionary
	Apparel Retail - 2.0%
62,344	Foot Locker, Inc.	2,980,620	3,178,297
	Apparel, Accessories & Luxury Goods - 3.8%
18,662	PVH Corp.	2,989,924	2,694,793
33,911	VF Corp.	2,756,918	3,168,983
	Automotive Retail - 1.9%
40,500	CarMax, Inc.*	2,721,394	3,024,135
	Footwear - 4.3%
27,500	Deckers Outdoor Corp.*	2,676,979	3,260,950
89,700	Wolverine World Wide, Inc.	2,511,526	3,502,785
	Internet & Direct Marketing Retail - 2.4%
26,558	GrubHub, Inc.*	2,771,536	3,681,470
	Leisure Facilities - 4.0%
41,585	Six Flags Entertainment Corp.[1]	2,719,413	2,903,465
11,880	Vail Resorts, Inc.	2,595,482	3,260,109

Total Consumer Discretionary		24,723,792	28,674,987
	This sector is 16.0% above your Fund’s cost.
Consumer Staples
	Hypermarkets & Super Centers - 1.9%
112,225	BJ’s Wholesale Club Holdings, Inc.*	2,886,142	3,005,385
	Packaged Foods & Meats - 0.7%
40,289	B&G Foods, Inc.[1]	1,264,345	1,105,933

Total Consumer Staples		4,150,487	4,111,318
	This sector is 0.9% below your Fund’s cost.
Energy
	Oil & Gas Refining & Marketing - 1.5%
56,448	Delek US Holdings, Inc.	2,640,565	2,395,089
	This sector is 9.3% below your Fund’s cost.

Shares		Cost	Value
Financials
	Consumer Finance - 2.1%
36,600	Green Dot Corp., Class A*	$1,763,754	$3,250,812
	This sector is 84.3% above your Fund’s cost.
Health Care
	Biotechnology - 2.1%
40,631	Exact Sciences Corp.*,1	2,806,831	3,206,599
	Health Care Equipment - 3.8%
67,000	Tandem Diabetes Care, Inc.*	3,064,486	2,870,280
106,800	Wright Medical Group, N.V. (Netherlands)*	3,076,589	3,099,336
	Health Care Supplies - 2.7%
8,217	Align Technology, Inc.*	3,109,468	3,214,654
3,685	ICU Medical, Inc.*	1,011,045	1,041,934
	Health Care Technology - 2.0%
93,800	HMS Holdings Corp.*	2,975,660	3,077,578
	Life Sciences Tools & Services - 8.3%
17,566	Bio-Techne Corp.	2,042,773	3,585,396
39,400	PRA Health Sciences, Inc.*	2,597,647	4,341,486
75,755	QIAGEN, N.V. (Netherlands)*	2,729,804	2,869,600
8,531	Thermo Fisher Scientific, Inc.	1,134,218	2,082,246

Total Health Care		24,548,521	29,389,109
	This sector is 19.7% above your Fund’s cost.
Industrials
	Aerospace & Defense - 2.1%
19,000	Harris Corp.	2,855,026	3,214,990
	Air Freight & Logistics - 2.3%
31,500	XPO Logistics, Inc.*	3,183,516	3,596,355
	Environmental & Facilities Services - 2.1%
44,972	Clean Harbors, Inc.*	3,055,557	3,219,096

Total Industrials		9,094,099	10,030,441
	This sector is 10.3% above your Fund’s cost.
Information Technology
	Application Software - 8.9%
137,752	Avaya Holdings Corp.*	2,952,908	3,049,829
82,450	Ceridian HCM Holding, Inc.*,1	2,708,828	3,465,374
35,000	RingCentral, Inc., Class A*	2,900,620	3,256,750
26,855	The Trade Desk, Inc., Class A*	2,543,883	4,052,688
	Communications Equipment - 5.1%
139,900	Ciena Corp.*	3,739,086	4,370,476
60,541	Lumentum Holdings, Inc.*,1	3,523,858	3,629,433
	Data Processing & Outsourced Services - 8.5%
57,976	Black Knight, Inc.*	1,508,143	3,011,853

The accompanying notes are an integral part of these financial statements. 8

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Data Processing & Outsourced Services - 8.5% (continued)
28,555	Global Payments, Inc.	$2,106,166	$3,637,907
16,000	WEX, Inc.*	3,079,328	3,212,160
34,124	Worldpay, Inc., Class A*	1,573,442	3,455,738
	IT Consulting & Other Services - 2.0%
61,685	Booz Allen Hamilton Holding Corp.	2,715,808	3,061,426
	Semiconductors - 7.8%
166,455	Advanced Micro Devices, Inc.*	2,140,189	5,141,795
11,193	NVIDIA Corp.	1,249,604	3,145,457
32,250	Universal Display Corp.[1]	2,810,488	3,802,275
	Systems Software - 1.6%
12,413	ServiceNow, Inc.*	1,259,357	2,428,355

Total Information Technology		36,811,708	52,721,516
	This sector is 43.2% above your Fund’s cost.
Total Common Stocks		118,067,754	149,488,485

Principal Amount
Short-Term Investments - 12.0%
Commercial Paper - 3.4%
$5,350,000	Western Union Co., 2.40%, 10/01/18[2]	5,350,000	5,350,000
Joint Repurchase Agreements - 8.5%[3]
3,146,933	Cantor Fitzgerald Securities, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $3,147,528 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/18 - 08/20/68, totaling $3,209,872)	3,146,933	3,146,933
661,659	Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 09/28/18, due 10/01/18, 2.250% total to be received $661,783 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 1.625%, 05/23/19 - 09/09/49, totaling $674,892)	661,659	661,659

Principal Amount		Cost	Value
$3,146,933	Nomura Securities International, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $3,147,528 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 10/01/18 -08/20/68, totaling $3,209,872)	$3,146,933	$3,146,933
3,146,933	RBC Dominion Securities, Inc., dated 09/28/18, due 10/01/18, 2.260% total to be received $3,147,526 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 10/04/18 - 09/09/49, totaling $3,209,872)	3,146,933	3,146,933
3,146,933	State of Wisconsin Investment Board, dated 09/28/18, due 10/01/18, 2.510% total to be received $3,147,591 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.125% - 3.875%, 04/15/20 - 02/15/48, totaling $3,210,320)	3,146,933	3,146,933

	Total Joint Repurchase Agreements	13,249,391	13,249,391

Shares
	Other Investment Companies - 0.1%
36,515	Dreyfus Government Cash Management Fund, Institutional Shares, 1.95%[4]	36,515	36,515
36,515	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.97%[4]	36,515	36,515
37,621	JPMorgan U.S. Government Money Market Fund, IM Shares, 1.98%[4]	37,621	37,621

	Total Other Investment Companies	110,651	110,651

Total Short-Term Investments		18,710,042	18,710,042
Total Investments - 108.1%		$136,777,796	168,198,527
Other Assets, less Liabilities - (8.1%)			(12,632,410)
Total Net Assets - 100.0%			$155,566,117

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $12,844,650 or 8.3% of net assets, were out on loan to various brokers.
[2]	Percentage rate represents yield to maturity at September 30, 2018.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the September 30, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements. 9

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$149,488,485	—	—	$149,488,485
Short-Term Investments
Commercial Paper	—	$5,350,000	—	5,350,000
Joint Repurchase Agreements	—	13,249,391	—	13,249,391
Other Investment Companies	110,651	—	—	110,651

Total Investments in Securities	$149,599,136	$18,599,391	—	$168,198,527

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements. 10

Statement of Assets and Liabilities

September 30, 2018

AMG Managers Brandywine Advisors Mid Cap Growth Fund
Assets:
Investments at Value* (including securities on loan valued at $12,844,650)	$168,198,527
Receivable for investments sold	859,102
Dividend, interest and other receivables	54,993
Receivable for Fund shares sold	254
Receivable from affiliate	408
Prepaid expenses and other assets	14,779
Total assets	169,128,063
Liabilities:
Payable upon return of securities loaned	13,249,391
Payable for investments purchased	106,670
Payable for Fund shares repurchased	61
Accrued expenses:
Investment advisory and management fees	111,818
Administrative fees	19,060
Distribution fees	5,752
Professional fees	33,344
Trustee fees and expenses	1,752
Other	34,098
Total liabilities	13,561,946
Net Assets	$155,566,117
* Investments at cost	$136,777,796
Net Assets Represent:
Paid-in capital	$120,767,601
Accumulated net investment loss	(493,536)
Accumulated net realized gain from investments	3,871,321
Net unrealized appreciation on investments	31,420,731
Net Assets	$155,566,117
Class N:
Net Assets	$155,566,117
Shares outstanding	11,592,339
Net asset value, offering and redemption price per share	$13.42

The accompanying notes are an integral part of these financial statements. 11

Statement of Operations

For the fiscal year ended September 30, 2018

AMG Managers Brandywine Advisors Mid Cap Growth Fund
Investment Income:
Dividend income	$756,751
Interest income	158,699
Securities lending income	35,872
Total investment income	951,322
Expenses:
Investment advisory and management fees	1,231,852
Administrative fees	209,975
Distribution fees - Class N	11,607
Shareholder servicing fees - Class N	2,774
Professional fees	36,205
Custodian fees	25,069
Registration fees	23,214
Reports to shareholders	20,137
Trustee fees and expenses	9,418
Transfer agent fees	3,925
Miscellaneous	3,298
Total expenses	1,577,474
Net investment loss	(626,152)
Net Realized and Unrealized Gain:
Net realized gain on investments	16,749,239
Net change in unrealized appreciation/depreciation on investments	10,192,093
Net realized and unrealized gain	26,941,332
Net increase in net assets resulting from operations	$26,315,180

The accompanying notes are an integral part of these financial statements. 12

Statements of Changes in Net Assets

For the fiscal years ended September 30,

	AMG Managers Brandywine Advisors Mid Cap Growth Fund
	2018	2017[1]
Increase in Net Assets Resulting From Operations:
Net investment loss	$(626,152)	$(790,066)
Net realized gain on investments	16,749,239	17,852,140
Net change in unrealized appreciation/depreciation on investments	10,192,093	5,539,078
Net increase in net assets resulting from operations	26,315,180	22,601,152
Capital Share Transactions:[2]
Net decrease from capital share transactions	(281,454)	(25,862,265)
Total increase (decrease) in net assets	26,033,726	(3,261,113)
Net Assets:
Beginning of year	129,532,391	132,793,504
End of year	$155,566,117	$129,532,391
End of year accumulated net investment loss	$(493,536)	$(599,149)

[1]	Effective October 1, 2016, the Fund’s share class was reclassified and redesignated as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements. 13

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class N	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$11.15	$9.35	$9.26	$9.59	$8.80
Income (loss) from Investment Operations:
Net investment income (loss)[3]	(0.05)	(0.06)	(0.03)	0.03 [4]	(0.05)
Net realized and unrealized gain (loss) on investments	2.32	1.86	0.12	(0.36)	0.84
Total income (loss) from investment operations	2.27	1.80	0.09	(0.33)	0.79
Net Asset Value, End of Year	$13.42	$11.15	$9.35	$9.26	$9.59
Total Return[5]	20.36%	19.25%	0.97%	(3.44)%	8.98%
Ratio of expenses to average net assets	1.13%	1.15%	1.15%	1.14%	1.12%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.62)%	(0.33)%	0.28%	(0.54)%
Portfolio turnover	167%	215%	195%	204%	249%
Net assets end of year (000’s) omitted	$155,566	$129,532	$132,794	$143,205	$148,847

[1]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class N shares.
[2]	At the start of business October 1, 2013, the Fund was reorganized into a fund of AMG Funds I.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.03).
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

14

Notes to Financial Statements

September 30, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”).

A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class N shares. Please refer to the current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

15

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss write off. Temporary differences are primarily due to qualified late year ordinary losses and wash sales.

As of September 30, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$4,203,766
Late-year loss deferral	493,536

At September 30, 2018, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$137,110,241	$32,313,957	$(1,225,671)	$31,088,286

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2018, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended September 30, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended September 30, 2018, the Fund utilized short-term capital loss carryovers in the amount of $12,838,786.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

16

Notes to Financial Statements (continued)

For the fiscal years ended September 30, 2018 and September 30, 2017, the capital stock transactions by class for the Fund were as follows:

	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	14,767	$177,132	18,825	$221,949
Cost of shares repurchased	(38,082)	(458,586)	(2,613,175)	(26,084,214)

Net decrease	(23,315)	$(281,454)	(2,594,350)	$(25,862,265)

At September 30, 2018, certain affiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Fund as follows: one owns 96%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2018, the market value of Repurchase Agreements outstanding was $13,249,391.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) and Friess Associates of Delaware, LLC (“Friess of Delaware”) who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2018, the Fund paid an investment management fee at the annual rate of 0.88% of the average daily net assets of the Fund.

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the

Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares. The actual amount incurred for Class N shares was 0.01%.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred.

Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class N shares’ average daily net assets as shown in the table below.

17

Notes to Financial Statements (continued)

The impact on the annualized expense ratio for the fiscal year ended September 30, 2018, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.15%	0.00%[1]

[1]	Less than 0.005%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2018, the Fund neither borrowed from nor lent to other funds in the AMG Funds family. At September 30, 2018, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2018, were $221,179,784 and $224,356,704, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2018.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at September 30, 2018 was $12,844,650 and $13,249,391, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

18

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Cantor Fitzgerald Securities, Inc.	$3,146,933	$3,146,933	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	661,659	661,659	—	—
Nomura Securities International, Inc.	3,146,933	3,146,933	—	—
RBC Dominion Securities, Inc.	3,146,933	3,146,933	—	—
State of Wisconsin Investment Board	3,146,933	3,146,933	—	—

Totals	$13,249,391	$13,249,391	—	—

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. Management is currently evaluating the impact, if any, of applying ASU 2018-13.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to

Regulation S-X which sets forth the form and content of financial statements. Management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

19

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE ADVISORS MID CAP GROWTH FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018 including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 5, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

20

Other Information

TAX INFORMATION

The AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017/2018 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates $0 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2018, or if subsequently determined to be different, the net capital gains of such year.

21

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 59 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 59 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 61 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law—Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Victoria L. Sassine, 53 Adjunct Professor, Babson College (2007 – Present).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

22

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 61 Funds in Fund Complex

Christine C. Carsman, 66

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 51

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, AstonAsset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds(1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

23

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

24

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Brandywine Advisors Mid Cap Growth Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 27-28, 2018

At an in-person meeting held on June 27-28, 2018, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I ( the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser with respect to the Fund and the Sub-Subadvisory Agreement with the Sub-Subadviser with respect to the Fund (collectively, the “Friess Agreements”). The Subadviser and the Sub-Subadviser are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 27-28, 2018, regarding the nature, extent and quality of services provided by the Investment Manager and Friess under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to or replacements of Friess or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to Friess’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’s risk management processes.

25

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE

As noted above, the Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Friess’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class N shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell Midcap® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser, and, in turn, the Subadviser is responsible for paying the fees charged by the Fund’s Sub-Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadviser are paying the fees under the Subadvisory Agreement and Sub-Subadvisory Agreement, respectively, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks, and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with the Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadviser and Sub-Subadviser serving as Subadviser and Sub-Subadviser, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadviser. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by Friess to be a material factor in their deliberations at this time.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s Investment Strategy is appropriate for pursuing the Fund’s

26

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

investment objectives; and (c) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June

27-28, 2018, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for the Fund.

27

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	093018 AR075

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Managers Brandywine Fund	$28,599	$38,605
AMG Managers Brandywine Blue Fund	$24,447	$32,817
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$24,079	$32,592

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Managers Brandywine Fund	$7,369	$7,369
AMG Managers Brandywine Blue Fund	$7,369	$7,369
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$7,369	$7,369

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $71,607 and $101,532, respectively. For the fiscal year ended September 30, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $79,425 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 14, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	November 14, 2018